SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) January 23, 2003

                           IKON Office Solutions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                   File No. 1-5964                 23-0334400
       ---------------            ------------------            ---------------
        (State or other           (Commission File              (IRS Employer
        jurisdiction of           Number)                       Identification
        incorporation)                                          Number)


         P.O. Box 834, Valley Forge, Pennsylvania               19482
         ----------------------------------------               -----
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On January 23, 2003, IKON Office Solutions, Inc. (the "Company" or "IKON") announced results for the first quarter of fiscal year 2003. The Company's press release dated January 23, 2003 containing further details is attached.

         This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for the second quarter and full fiscal year 2003, the benefits of our long-term investments, the execution and impact of the Company's long-term strategies and the long-term operating margin goal. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c. The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

        (99) Press Release dated January 23, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         IKON OFFICE SOLUTIONS, INC.




                                         By:  /s/ WILLIAM S. URKIEL
                                              ------------------------------
                                                  William S. Urkiel
                                                  Senior Vice President and
                                                  Chief Financial Officer



Dated:  January 24, 2003